UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2013

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Closing of Note Offering

On January 9, 2013, Crown Holdings, Inc. (the “Company”) completed its previously announced note offering of $800 million of 4 1/2% senior notes due 2023 (the “Offering”).

In connection with the Offering, Crown Americas LLC and Crown Americas Capital Corp. IV, each a wholly-owned subsidiary of the Company (together, the “Issuers”), issued $800 million of 4 1/2% senior unsecured notes due 2023 (the “Notes”). The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Notes will mature on January 15, 2023 and will accrue interest at the rate of 4 1/2% per year. Interest on the Notes will be payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2013. The Issuers may redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date.

If the Company experiences a change of control, the Issuers may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes are senior obligations of the Issuers, ranking senior in right of payment to all subordinated indebtedness of Crown Americas and Crown Americas Capital Corp. IV, and will be unconditionally guaranteed on a senior basis by the Company and each of the Company’s present and future U.S. subsidiaries that guarantees obligations under the Company’s senior secured credit facilities.

The Notes have been issued under an indenture with The Bank of New York Mellon Trust Company, N.A., as trustee. The indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries (including the Issuers) to, among other things, create liens, engage in sale and leaseback transactions or merge or consolidate with or into other companies. If an event of default, as specified in the indenture governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.

Under a registration rights agreement with the Initial Purchasers listed therein, the Issuers have agreed to (i) use their reasonable best efforts to file and cause to become effective a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for new notes of the Issuers having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions) and (ii) use their reasonable best efforts to cause the registered exchange offer to become completed under the Securities Act of 1933, as amended, within 360 days of the issue date of the Notes. If the exchange offer is not completed within the periods specified in the registration rights agreement, applicable interpretation of the staff of the SEC prohibit the Issuers from effecting such a registered exchange offer or, under limited circumstances, if required by an initial purchaser of the Notes or a holder thereof, the Issuers have agreed to file, and to use their reasonable best efforts to cause to become effective, a shelf registration statement relating to resales of the Notes or the notes issued in the registered exchange offer, as the case may be. The Issuers will be obligated to pay additional interest on the Notes if, within the periods specified in the registration rights agreement, they do not complete the exchange offer, or, if required, file the shelf registration statement, the shelf registration statement has not been declared effective or, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions).

On January 9, 2013, the Company used a portion of the net proceeds of the Offering to repay approximately $300 million of the Company’s outstanding term loans. A portion of the remaining net proceeds will be used to redeem all of Crown Americas LLC and Crown Americas Capital Corp. II’s $400 million senior unsecured notes due 2017 on February 2, 2013.

The descriptions set forth above are qualified in their entirety by the indenture and registration rights agreement governing the Notes filed herewith as exhibits. The schedules and annexes to the exhibits attached hereto have been omitted. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the exhibits attached hereto to the Securities and Exchange Commission upon its request.

Additional Offering of Notes

On January 9, 2013, the Company entered into a Purchase Agreement pursuant to which the Issuers agreed to issue and sell to an initial purchaser, Deutsche Bank Securities, Inc., $200,000,000 aggregate principal amount of their 4 1/2% Senior Notes due 2023 (the “New Notes”). The New Notes, which will rank equally with and form a part of a single class of securities with the Notes, will be sold in a private placement and resold by the initial purchaser to qualified institutional buyers pursuant to Rule 144A of the Securities Act and to non-U.S. persons pursuant to Regulation S of the Securities Act. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The guarantors, maturity date, interest rate, interest payment dates, redemption provisions and change of control features of the New Notes are identical to those of the Notes described above.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information contained in this report consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the expected completion of the offering of the New Notes, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this report or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering of the New Notes is subject to a number of conditions. There can be no assurance that the offering of the New Notes will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2011 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit 4.1	Registration Rights Agreement, dated as of January 9, 2013, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. IV, Deutsche Bank Securities Inc., as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $800 million 4 1/2% Senior Notes due 2023.

Exhibit 4.2	Indenture, dated as of January 9, 2013, by and among Crown Americas LLC and Crown Americas Capital Corp. IV, as Issuers, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 4 1/2% Senior Notes due 2023.

Exhibit 10.1	Purchase Agreement, dated as of January 9, 2013, by and among the Company, Crown Americas LLC, Crown Americas Capital Corp. IV, Deutsche Bank Securities Inc., as the Initial Purchaser, and the Guarantors (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2013	CROWN HOLDINGS, INC.

	By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Registration Rights Agreement, dated as of January 9, 2013, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. IV, Deutsche Bank Securities Inc., as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $800 million 4 1/2% Senior Notes due 2023.

Exhibit 4.2	Indenture, dated as of January 9, 2013, by and among Crown Americas LLC and Crown Americas Capital Corp. IV, as Issuers, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 4 1/2% Senior Notes due 2023.

Exhibit 10.1	Purchase Agreement, dated as of January 9, 2013, by and among the Company, Crown Americas LLC, Crown Americas Capital Corp. IV, Deutsche Bank Securities Inc., as the Initial Purchaser, and the Guarantors (as defined therein).